UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022 (October 7, 2022)

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40730	85-1873463
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1190 Trademark Drive #108
Reno, Nevada 89521
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 622-3448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	DFLI	The Nasdaq Global Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of Dragonfly Energy Holdings Corp., a Delaware corporation (the “Company”) (f/k/a Chardan NexTech Acquisition 2 Corp.), originally filed by the Company on October 7, 2022 (as amended on October 12, 2022 by Amendment No. 1, the “Original Report”), in which the Company reported, among other events, the consummation of the Transactions (as defined in the Original Report) on October 7, 2022.

This Amendment No. 2 is being filed solely for the purpose of supplementing the historical consolidated financial statements and pro forma condensed combined financial information provided under Item 9.01(a) and 9.01(b) in the Original Report to include (i) the unaudited condensed consolidated financial statements of Dragonfly Energy Corp., a Nevada corporation (“Legacy Dragonfly”), as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Dragonfly as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021 and (iii) the unaudited pro forma condensed combined financial information of Legacy Dragonfly and Chardan NexTech Acquisition 2 Corp. as of and for the nine months ended September 30, 2022.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Legacy Dragonfly as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Dragonfly as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Legacy Dragonfly and Chardan NexTech Acquisition 2 Corp. as of and for the nine months ended September 30, 2022 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of Legacy Dragonfly as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Dragonfly as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021.
99.3	Unaudited pro forma condensed combined financial information of Legacy Dragonfly and Chardan NexTech Acquisition 2 Corp. as of and for the nine months ended September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Date: November 14, 2022	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	President and Chief Executive Officer